SUPPLEMENT DATED JULY 30, 2010 TO
                      THE PROSPECTUS DATED MARCH 24, 2010

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 674

               Diversified Dividend & Income Portfolio, Series 11
                              File No. 333-164732

Notwithstanding anything to the contrary in the Prospectus, footnote number 2 under the "Fees and Expenses" section on page 5 of the Prospectus is hereby replaced with the following:

     (2) The deferred sales fee is fixed at $0.345 per unit and will be deducted in four monthly installments. The first three installments (approximately $0.0817 per unit) will be deducted on the last business day of each month from October 2010 through December 2010 and the remaining amount of the deferred sales fee ($0.10 per unit) will be deducted on the last business day in January 2011. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

                       Please keep for future reference.

                                                           UITPRO674-SUPP-073010